UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): July 11, 2007

                GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-F
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             (Exact name of Registrant as specified in its Charter)

                        III-A: 0-18302          III-A: 73-1352993
                        III-B: 0-18636          III-B: 73-1358666
                        III-C: 0-18634          III-C: 73-1356542
                        III-D: 0-18936          III-D: 73-1357374
                        III-E: 0-19010          III-E: 73-1367188
   Oklahoma             III-F: 0-19102          III-F: 73-1377737
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(State or other          (Commission            (I.R.S. Employer
 jurisdiction of         File Number)          Identification No.)
 incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B) General - On February 5, 2007, the General Partner (Geodyne Resources, Inc.) mailed a notice to the limited partners announcing that the Geodyne Energy Income Limited Partnership III-A (the "III-A Partnership"), the Geodyne Energy Income Limited Partnership III-B (the "III-B Partnership"), the Geodyne Energy Income Limited Partnership III-C (the "III-C Partnership"), the Geodyne Energy Income Limited Partnership III-D (the "III-D Partnership"), the Geodyne Energy Income Limited Partnership III-E (the "III-E Partnership"), and the Geodyne Energy Income Limited Partnership III-F (the "III-F Partnership") (collectively, the "Partnerships") will terminate at the end of their current term, November 22, 2007 (for the III-A Partnership) and December 31, 2007 (for the III-B, III-C, III-D, III-E, and III-F Partnerships). Consequently, the Partnerships adopted the liquidation basis of accounting effective February 5, 2007. The liquidation basis of accounting reports the net assets of the Partnerships at their net realizable value. Adjustments were made to reduce all balance sheet categories into one line, "net assets of Partnership in liquidation", which is an estimate of the net fair value of all Partnership assets and liabilities. Cash, accounts receivable, and accounts payable were valued at their historical cost, which approximates fair value. Oil and gas properties were valued at their estimated net sales price, which was estimated utilizing discounted cash flows based on strip pricing as of March 31, 2007 at a discount rate of 10% for proved developed producing reserves, 18% for proved developed non-producing reserves and 20% for proved undeveloped reserves. An adjustment was made to the discounted cash flows for the effects of gas balancing and asset retirement obligations. A provision was also made to account for direct expenses that will be incurred related to the sale of the oil and gas properties. The allocation of the "net assets of Partnership in liquidation" to the General Partner and limited partners was calculated using the current allocation of income and expenses, which may change if a Partnership's distributions from the commencement of the property investment period reach a yearly average equal to at least 12% of the limited partners subscriptions. The adoption of the liquidation basis of accounting on February 5, 2007 resulted in an increase in the Partnerships' net assets as follows:
                           III-A  $ 9,413,276
                           III-B    4,268,332
                           III-C   12,626,037
                           III-D    7,635,038
                           III-E   12,259,139
                           III-F   11,122,620

     Pro forma unaudited financial information - A limited number of pro forma adjustments are required to illustrate the effects of the July 11, 2007 auction on the Unaudited Statements of Net Assets of Partnership in Liquidation, Unaudited Statements of Changes in Net Assets of Partnership in Liquidation, and Unaudited Statements of Operations. The following narrative description is furnished in lieu of the pro forma statements, assuming the properties were sold on January 1, 2006.


     (1)  III-A Partnership

          The III-A Partnership's net fair value of its oil and gas properties sold in the July 11, 2007 auction was $2,363,473 as of March 31, 2007. The net sales proceeds were approximately $2,763,000.

          For the three months ended March 31, 2007, the III-A Partnership's total revenues and operating expenses would have been lower by $220,282 and $68,306, respectively.

          For the year ended December 31, 2006, the III-A Partnership's Net Income from Continuing Operations would have decreased by $763,803, representing a reduction in oil and gas sales of $1,061,254, a reduction in operating expenses of $247,237, a reduction in depreciation, depletion, and amortization of oil and gas properties of $45,213, and a reduction in accretion of the asset retirement obligation of $5,001.


     (2)  III-B Partnership

          The III-B Partnership's net fair value of its oil and gas properties sold in the July 11, 2007 auction was $1,100,968 as of March 31, 2007. The net sales proceeds were approximately $1,300,000.

          For the three months ended March 31, 2007, the III-B Partnership's total revenues and operating expenses would have been lower by $104,228 and $33,515, respectively.

          For the year ended December 31, 2006, the III-B Partnership's Net Income from Continuing Operations would have decreased by $362,704, representing a reduction in oil and gas sales of $504,851, a reduction in operating expenses of $118,029, a reduction in depreciation, depletion, and amortization of oil and gas properties of $21,733, and a reduction in accretion of the asset retirement obligation of $2,385.

     (3)  III-C Partnership

          The III-C Partnership's net fair value of its oil and gas properties sold in the July 11, 2007 auction was $422,142 as of March 31, 2007. The net sales proceeds were approximately $475,000.

          For the three months ended March 31, 2007, the III-C Partnership's total revenues and operating expenses would have been lower by $33,109 and $8,089, respectively.

          For the year ended December 31, 2006, the III-C Partnership's Net Income from Continuing Operations would have decreased by $116,402 representing a reduction in oil and gas sales of $163,656, a reduction in operating expenses of $38,486, a reduction in depreciation, depletion, and amortization of oil and gas properties of $7,966, and a reduction in accretion of the asset retirement obligation of $802.


     (4)  III-D Partnership

          The III-D Partnership's net fair value of its oil and gas properties sold in the July 11, 2007 auction was $72,619 as of March 31, 2007. The net sales proceeds were approximately $291,000.

          For the three months ended March 31, 2007, the III-D Partnership's total revenues and operating expenses would have been lower by $28,786 and $9,440, respectively.

          For the year ended December 31, 2006, the III-D Partnership's Net Income from Continuing Operations would have decreased by $67,012 representing a reduction in oil and gas sales of $120,759, a reduction in operating expenses of $53,212, a reduction in depreciation, depletion, and amortization of oil and gas properties of $392, and a reduction in accretion of the asset retirement obligation of $143.

     (5)  III-E Partnership

          The III-E Partnership's net fair value of its oil and gas properties sold in the July 11, 2007 auction was $3,670,006 as of March 31, 2007. The net sales proceeds were approximately $6,167,000.

          For the three months ended March 31, 2007, the III-E Partnership's total revenues and operating expenses would have been lower by $478,738 and $151,309, respectively.

          For the year ended December 31, 2006, the III-E Partnership's Net Income from Continuing Operations would have decreased by $1,157,836, representing a reduction in oil and gas sales of $1,933,363, a reduction in operating expenses of $733,281, a reduction in depreciation, depletion, and amortization of oil and gas properties of $37,402, and a reduction in accretion of the asset retirement obligation of $4,844.


     (6)  III-F Partnership

          The III-F Partnership's net fair value of its oil and gas properties sold in the July 11, 2007 auction was $789,942 as of March 31, 2007. The net sales proceeds were approximately $878,000.

          For the three months ended March 31, 2007, the III-F Partnership's total revenues and operating expenses would have been lower by $85,956 and $33,443, respectively.

          For the year ended December 31, 2006, the III-F Partnership's Net Income from Continuing Operations would have decreased by $10,212, representing a reduction in oil and gas sales of $254,819, a reduction in operating expenses of $232,327, a reduction in depreciation, depletion, and amortization of oil and gas properties of $10,667, and a reduction in accretion of the asset retirement obligation of $1,613.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-F

                                 By:  GEODYNE RESOURCES, INC.
                                      General Partner

                                        //s// Dennis R. Neill
                                      -----------------------------
                                      Dennis R. Neill
                                      President

DATE: August 1, 2007